FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Financial Income

	Year ended December 31,
	2017	2018	2019

Bank charges	$(158)	$(177)	$(274)
Exchange rate income (losses), net	1,735	(1,050)	(803)
Interest income	2,526	5,778	10,843
Amortization of debt discount and issuance costs	-	-	(1,966)

Financial income, net	$4,103	$4,551	$7,800